UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 22, 2008
INTEGRA BANK CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21 S.E. Third Street
P.O. Box 868
Evansville, Indiana 47705-0868

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (812) 464-9677
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
     Integra Bank Corporation (the “Company”) is providing certain information regarding its former investment in preferred stock of the Federal Home Mortgage Corporation (“Freddie Mac”). The Company sold all of the Freddie Mac preferred stock it owned during the second quarter of 2008. The Company has no other equity or debt securities of Freddie Mac or the Federal National Mortgage Association (“Fannie Mae”) in its investment portfolio at this time.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 22, 2008

INTEGRA BANK CORPORATION
By:	/s/ Martin M. Zorn
Martin M. Zorn
Chief Operating and Chief Financial Officer